UNION and KING GEORGE                                         Exhibit 99.2
Pro Forma Condensed Balance Sheets
         (Unaudited)


                                                                                          June 30, 1996
                                                                        --------------------------------------------------
                                                                                       King    Pro Forma       Pro Forma
                                                                           Union      George   Adjustments     Combined
                                                                                       (Dollars in thousands)
 Assets
     Cash and due from banks                                             $ 15,451    $  1,585                   $  17,036
     Interest-bearing deposits in other banks                                 418           2                         420
     Federal funds sold                                                     2,808       3,785                       6,593
     Securities                                                           127,918       9,737                     137,655

     Loans, net of unearned income                                        313,490      32,837                     346,327
     Less allowance for loan  losses                                        3,953         324                       4,277
                                                                        ---------   ---------                   ---------
        Net loans                                                         309,537      32,513           -         342,050
     Premises and equpiment, net                                           11,405         615                      12,020
     Other assets                                                          14,149       1,322                      15,471
                                                                        ---------   ---------                   ---------
           Total assets                                                  $481,686    $ 49,559     $     -       $ 531,245
                                                                        ==========  =========     =========     =========
 Liabilities
     Deposits

        Non-interest-bearing demand deposits                             $ 47,459    $  5,896                   $  53,355
        Interest-bearing deposits                                         339,423      37,917                     377,340
                                                                        ---------   ---------                   ---------
           Total deposits                                                 386,882      43,813           -         430,695
     Short-term borrowings                                                 29,927           -                      29,927
     Long-term borrowings                                                  11,200           -                      11,200
     Other liabilities                                                      2,700         945                       3,645
                                                                        ---------   ---------                   ---------
           Total liabilities                                              430,709      44,758           -         475,467
                                                                        ---------   ---------                   ---------
 Stockholders' equity
     Preferred stock                                                            -           -           -               -
     Common stock, $4 par value                                            13,168           -       1,100 (1)      14,268
     Common stock, $6 par value                                                 -         300        (300)(1)           -
     Surplus                                                                  674         300        (300)(1)         674
     Retained earnings                                                     37,427        4244        (500)(1)      41,171
     Unrealized gains (losses) on securities available
        for sale, net of taxes                                               (292)        (43)          -            (335)
                                                                        ---------   ---------     ------------  ---------
           Total stockholders' equity                                      50,977       4,801           -          55,778
                                                                        ---------   ---------    -------------  ---------
           Total liabilities and stockholders' equity                    $ 481,686  $ 49,559     $     -       $ 531,245
                                                                         ========== ========     ============= ===========

- ---------------------------------

See Notes to Pro Forma Condensed Financial Information

         UNION and KING GEORGE

Pro Forma Condensed Statement of Income
 For the Year Ended December 31, 1995
           (Unaudited)

                                                                           King      Pro Forma
                                                               Union      George      Combined
 Interest income:
     Interest and fees on loans                             $   26,583   $ 2,978    $   29,561
     Interest on securities                                      7,560       603         8,163
     Federal funds sold                                            295        32           327
     Interest-bearing deposits in other banks                       32         -            32
                                                            ----------   --------   ----------
            Total interest income                               34,470     3,613    $   38,083

 Interest expense:
      Interest on deposits                                      14,806     1,559        16,365
      Interest on other borrowings                               1,476        14         1,490
                                                            ----------   --------   ----------
            Total interest expense                              16,282     1,573        17,855
                                                            ----------   --------   ----------
             Net interest income                                18,188     2,040    $   20,228

 Provision for loan losses (note 2)                                574       403           977
                                                            ----------   --------   ----------
            Net interest income after provision
                for loan losses                                 17,614     1,637        19,251
                                                            ----------   --------   ----------
 Other income:
      Service fees                                               2,007       136         2,143
      Losses on sales of securities available for sale              (9)       (7)          (16)
      Other operating income                                       444        47           491
                                                            ----------   --------   ----------
            Total other income                                   2,442       176         2,618
                                                            ----------   --------   ----------
 Other expenses:
      Salaries and employee benefits                             6,244       550         6,794
      Occupancy expenses                                         1,618       108         1,726
     FDIC assessments                                              406        43           449
      Other operating expenses                                   3,631       437         4,068
                                                            ----------   --------   ----------
            Total other expenses                                11,899     1,138        13,037
                                                            ----------   --------   ----------
 Income before income taxes                                      8,157       675         8,832
 Income tax expense                                              1,910       169         2,079
                                                            ----------   --------   ----------
            Net income                                      $    6,247   $   506    $    6,753
                                                            ==========   ========   ==========
Per Share Data:
      Net income per share of common stock                  $     1.91   $ 10.11    $     1.91
      Cash dividends per share of common stock              $     0.56   $  2.30    $     0.56
     Average common shares outstanding                       3,268,033    50,000     3,543,033

- ----------------------------------------------------

See Notes to Pro Forma Condensed Financial Information

        UNION and KING GEORGE

Pro Forma Condensed Statement of Income
 For the Year Ended December 31, 1994
            (Unaudited)

                                                                              King      Pro Forma
                                                                  Union      George      Combined
 Interest income:
     Interest and fees on loans                               $   21,244    $ 2,591    $   23,835
     Interest on securities                                        7,173        671         7,844
     Federal funds sold                                              156         53           209
     Interest-bearing deposits in other banks                         39          -            39
                                                              ----------     --------   ----------
            Total interest income                                 28,612      3,315    $   31,927

 Interest expense:
      Interest on deposits                                        11,025      1,380        12,405
      Interest on other borrowings                                   684          -           684
                                                              ----------     --------   ----------
            Total interest expense                                11,709      1,380        13,089
                                                              ----------     --------   ----------
             Net interest income                                  16,903      1,935    $   18,838

 Provision for loan losses (note 2)                                  597        505         1,102
                                                              ----------     --------   ----------
            Net interest income after provision
                for loan losses                                   16,306      1,430        17,736
 Other income:
      Service fees                                                  1784        113         1,897
      Losses on sales of securities available for sale               (14)         -           (14)
      Other operating income                                       1,004         62         1,066
                                                              ----------     --------   ----------
            Total other income                                     2,774        175         2,949
                                                              ----------     --------   ----------
 Other expenses:
      Salaries and employee benefits                                5408        464         5,872
      Occupancy expenses                                            1428         96         1,524
     FDIC assessments                                                730         29           759
      Other operating expenses                                     3,465        453         3,918
                                                              ----------     --------   ----------
            Total other expenses                                  11,031      1,042        12,073
                                                              ----------     --------   ----------
 Income before income taxes                                        8,049        563         8,612
 Income tax expense                                                1,774        125         1,899
                                                              ----------     --------   ----------
            Net income                                        $    6,275    $   438    $    6,713
                                                              ==========    =========  ===========
Per Share Data:
      Net income per share of common stock                    $     1.93    $  8.76    $     1.90
      Cash dividends per share of common stock                $     0.52    $  2.25    $     0.52
     Average common shares outstanding                         3,258,035     50,000     3,533,035

- ------------------------------------------------------------

See Notes to Pro Forma Condensed Financial Information

         UNION and KING GEORGE

Pro Forma Condensed Statement of Income
 For the Year Ended December 31, 1993

             (Unaudited)

                                                                            King      Pro Forma
                                                               Union       George      Combined
 Interest income:
     Interest and fees on loans                            $   19,855     $ 2,738     $   22,593
     Interest on securities                                     6,811         487          7,298
     Federal funds sold                                           275         178            453
     Interest-bearing deposits in other banks                      53           -             53
                                                           ----------     --------    ----------
            Total interest income                              26,994       3,403     $   30,397

 Interest expense:
      Interest on deposits                                     11,018       1,670         12,688
      Interest on other borrowings                                321           -            321
                                                           ----------     --------    ----------
            Total interest expense                             11,339       1,670         13,009
                                                           ----------     --------    ----------
             Net interest income                               15,655       1,733     $   17,388

 Provision for loan losses (note 2)                             1,220         351          1,571
                                                            ----------     --------    ----------
            Net interest income after provision
                for loan losses                                14,435       1,382         15,817
                                                            ----------     --------    ----------
 Other income:
      Service fees                                               1666         115          1,781
      Losses on sales of securities available for sale            (69)          1            (68)
      Other operating income                                      298          50            348
                                                            ----------     --------    ----------
            Total other income                                  1,895         166          2,061
                                                            ----------     --------    ----------
 Other expenses:
      Salaries and employee benefits                             4939         356          5,295
      Occupancy expenses                                         1250          92          1,342
     FDIC assessments                                             718          61            779
      Other operating expenses                                  2,968         450          3,418
                                                            ----------     --------    ----------
            Total other expenses                                9,875         959         10,834
                                                            ----------     --------    ----------
 Income before income taxes                                     6,455         589          7,044
 Income tax expense                                             1,301         228          1,529
                                                            ----------     --------    ----------
            Net income                                     $    5,154     $   361     $    5,515
                                                           ==========     =========   ==========
Per Share Data:
      Net income per share of common stock                 $     1.58     $  7.23     $     1.56
      Cash dividends per share of common stock             $     0.45     $  2.20     $     0.45
     Average common shares outstanding                      3,255,630      50,000      3,530,630

- ------------------------------------------------------------

See Notes to Pro Forma Condensed Financial Information

            Union Bankshares Corporation and King George State Bank
               Notes to Pro Forma Condensed Financial Information

                                  (Unaudited)

a) The pro forma information presented is not necessarily indicative of the results of operations or the financial position that would have resulted had the KGSB Merger been consummated at the beginning of the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities.

b) It is assumed that the KGSB Merger will be accounted for on a pooling of interests accounting basis and, accordingly, the related pro forma adjustments have been calculated using the exchange ratio, whereby Union will issue 5.5 share of Union Common Stock for each share of KGSB Common Stock.

    As a result, information was appropriately adjusted for the KGSB Merger by the (I) addition of 275,000 shares of Union Common Stock amounting to $1,100,000; (ii) elimination of 50,000 shares of KGSB Common Stock amounting to $300,000; and (iii) recordation of the remaining amount of $800,000 as a decrease in capital surplus ($300,000) and retained earnings ($500,000) at June 30, 1996.

c) Per share data has been computed based on the combined historical net income applicable to common shareholders of Union and KGSB using the historical weighted average shares outstanding of Union Common Stock and the weighted average shares, adjusted to equivalent shares of Union Common Stock, of KGSB, as of the earliest period presented.